UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2001


                              GO-RACHELS.COM CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

           Minnesota                     000-31317               41-1766701
           ---------                     ---------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



            8120 Penn Avenue South, Suite 140, Bloomington, MN 55431
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 884-2305
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On May 9, 2001, the Registrant entered into a non-exclusive contract with Target, Inc. ("Target") to manufacture a line of "private label" potato chips for Target's "SuperTarget" chain of stores. SuperTarget is Target's new supermarket and general merchandise combination store. The private label line of potato chips to be manufactured by the Registrant is called "Archer Farms" and will be selectively distributed to larger Target stores as well as SuperTarget stores.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GO-RACHELS.COM CORP.



                                        By:     /s/ Lawrence G. Castriotta
                                            ------------------------------------
Date: September 18, 2001                    Lawrence G. Castriotta
                                            Its Chief Executive Officer